                                  Exhibit 99.2

Series 1999-1 Monthly Certificateholders' Statement for the month of June 2001

                                                                   Series 1999-1

                     Monthly Certificateholder's Statement
                         Saks Credit Card Master Trust
                                 Series 1999-1

Pursuant to the Master Pooling and Servicing Agreement dated as of August 21, 1997 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 1999-1 Supplement, dated as of July 21, 1999 (the "Supplement" and together with the Pooling and Servicing Agreement, the "Agreement") each between Saks Credit Corporation (as successor to Proffitt's Credit Corporation) as Transferor, Saks Incorporated (formerly known as Proffitt's, Inc.) as Servicer, and Norwest Bank Minnesota, National Association as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to Series 1999-1 is set forth below:


          Date of the Certificate               July 10, 2001
          Monthly Period ending                 June 30, 2001
          Determination Date                    July 10, 2001
          Distribution Date                     July 16, 2001

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                                                              General
====================================================================================================================================
101   Amortization Period                                                                                      No        101
102   Early Amortization Period                                                                                No        102
103   Class A Investor Amount paid in full                                                                     No        103
104   Class B Investor Amount paid in full                                                                     No        104
105   Collateral Interest Amount paid in full                                                                  No        105
106   Saks Incorporated is the Servicer                                                                       Yes        106

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                                                          Investor Amount
====================================================================================================================================
                                                                                                     as of the end of
                                                                   as of the end of the                the relevant
                                                                   prior Monthly Period               Monthly Period
                                                                   --------------------              ----------------
107   Series 1999-1 Investor Amount                                    $378,375,000      107(a)        $378,375,000      107(b)
108   Class A Investor Amount                                          $280,000,000      108(a)        $280,000,000      108(b)
109   Class B Investor Amount                                          $ 30,275,000      109(a)        $ 30,275,000      109(b)
110   Collateral Interest Amount                                       $ 68,100,000      110(a)        $ 68,100,000      110(b)

111   Series 1999-1 Adjusted Investor Amount                           $378,375,000      111(a)        $378,375,000      111(b)
112   Class A Adjusted Investor Amount                                 $280,000,000      112(a)        $280,000,000      112(b)
113   Principal Account Balance with respect to Class A                $          -      113(a)        $          -      113(b)
114   Class B Adjusted Investor Amount                                 $ 30,275,000      114(a)        $ 30,275,000      114(b)
115   Principal Account Balance with respect to Class B                $          -      115(a)        $          -      115(b)
116   Collateral Interest Adjusted Amount                              $ 68,100,000      116(a)        $ 68,100,000      116(b)
117   Principal Account Balance with respect to the Collateral
      Interest                                                         $          -      117(a)        $          -      117(b)

118   Class A Certificate Rate                                                                            4.20000%       118
119   Class B Certificate Rate                                                                            4.41000%       119

                                                                                                        as of the end of
                                                                       for the relevant                   the relevant
                                                                        Monthly Period                   Monthly Period
                                                                       ----------------                 ----------------
120   Series 1999-1 Investor Percentage with respect to Finance
      Charge Receivables                                                    31.38%       120(a)               31.87%     120(b)
121   Class A                                                               23.22%       121(a)               23.58%     121(b)
122   Class B                                                                2.51%       122(a)                2.55%     122(b)
123   Collateral Interest                                                    5.65%       123(a)                5.74%     123(b)

124   Series 1999-1 Investor Percentage with respect to Principal
      Receivables                                                           31.38%       124(a)               31.87%     124(b)
125   Class A                                                               23.22%       125(a)               23.58%     125(b)
126   Class B                                                                2.51%       126(a)                2.55%     126(b)
127   Collateral Interest                                                    5.65%       127(a)                5.74%     127(b)

128   Series 1999-1 Investor Percentage with respect to Allocable
      Amounts                                                               31.38%       128(a)               31.87%     128(b)
129   Class A                                                               23.22%       129(a)               23.58%     129(b)
130   Class B                                                                2.51%       130(a)                2.55%     130(b)
131   Collateral Interest                                                    5.65%       131(a)                5.74%     131(b)

                                                                                                                         Page 1 of 5

                                                                                                                       Series 1999-1
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                                               Series 1999-1 Investor Distributions
====================================================================================================================================
132   The sum of the daily allocations of collections of Principal
      Receivables for the relevant Monthly Period                                                    $          -        132
133   Class A distribution of collections of Principal Receivables
      per $1,000 of original principal amount                                                        $          -        133
134   Class B distribution of collections of Principal Receivables
      per $1,000 of original principal amount                                                        $          -        134
135   Collateral Interest distribution of collections of Principal
      Receivables per $1,000 of original principal amount                                            $          -        135
136   Class A distribution attributable to interest per $1,000 of
      original principal amount                                                                      $       3.62        136
137   Class B distribution attributable to interest per $1,000 of
      original principal amount                                                                      $       3.80        137
138   Collateral Interest distribution attributable to interest per
      $1,000 of original principal amount                                                            $       2.83        138
139   Monthly Servicing Fee for the next succeeding Distribution
      Date per $1,000 of original principal amount                                                   $       1.67        139

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                                              Collections Allocated to Series 1999-1
====================================================================================================================================

140   Series allocation of collections of Principal Receivables                                      $ 73,870,157        140
141   Class A                                                                                        $ 54,664,404        141
142   Class B                                                                                        $  5,910,589        142
143   Collateral Interest                                                                            $ 13,295,164        143

144   Series allocation of collections of Finance Charge Receivables                                 $  7,410,525        144
145   Class A                                                                                        $  5,483,837        145
146   Class B                                                                                        $    592,940        146
147   Collateral Interest                                                                            $  1,333,748        147

      Available Funds
      ---------------
148   Class A Available Funds                                                                        $  5,483,837        148
149   The amount to be withdrawn from the Reserve Account to be
      included in Class A Available funds                                                            $          -        149
150   Principal Investment Proceeds to be included in Class A
      Available Funds                                                                                $          -        150
151   The amount of investment earnings on amounts held in the
      Reserve Account to be included in Class A Available funds                                      $          -        151

152   Class B Available Funds                                                                        $    592,940        152
153   The amount to be withdrawn from the Reserve Account to be
      included in Class B Available funds                                                            $          -        153
154   Principal Investment Proceeds to be included in Class B
      Available Funds                                                                                $          -        154

155   Collateral Interest Available Funds                                                            $  1,333,748        155
156   The amount to be withdrawn from the Reserve Account to be
      included in Collateral Interest Available Funds                                                $          -        156
157   Principal Investment Proceeds to be included in Collateral
      Interest Available Funds                                                                       $          -        157

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                                                    Application of Collections
====================================================================================================================================

      Class A
      -------
158   Class A Monthly Interest for the related Distribution Date, plus the amount of any Class A Monthly Interest previously due but not paid plus any additional interest with respect to
      interest amounts that were due but not paid on a prior
      Distribution date                                                                              $  1,012,667        158
159   If Saks Incorporated is no longer the Servicer, an amount
      equal to Class A Servicing fee for the related Distribution
      Date                                                                                           $          -        159
160   Class A Allocable Amount                                                                       $  1,033,360        160
161   An amount to be included in the Excess Spread                                                  $  3,437,810        161

                                                                                                                         Page 2 of 5

                                                                                                                       Series 1999-1

      Class B
      -------
162   Class B Monthly Interest for the related Distribution Date, plus the amount of any Class B Monthly Interest previously due but not paid plus any additional interest with respect to
      interest amounts that were due but not paid on a prior
      Distribution date                                                                              $   114,969         162
163   If Saks Incorporated is no longer the Servicer, an amount
      equal to Class B Servicing fee for the related Distribution
      Date                                                                                           $         -         163
164   An amount to be included in the Excess Spread                                                  $   477,971         164

      Collateral Interest
      -------------------
165   If Saks Incorporated is no longer the Servicer, an amount                                      $         -         165
      equal to Collateral Interest Servicing fee for the related
      Distribution Date
166   An amount to be included in the Excess Spread                                                  $ 1,333,748         166

167   Available Excess Spread                                                                        $ 5,249,528         167
168   Available Shared Excess Finance Charge Collections                                             $         -         168
169   Total Cash Flow available for Series 1999-1 waterfall                                          $ 5,249,528         169

170   Fund any Class A Required Amount                                                               $         -         170
171   Class A Investor Charge Offs which have not been previously
      reimbursed                                                                                     $         -         171
172   Class B Required Amount to the extent attributable to line 162
      and line 163                                                                                   $         -         172
173   Class B Allocable Amount                                                                       $   111,732         173
174   Excess of the Required Reserve Account Amount over the amount
      held in the Reserve Account                                                                    $         -         174
175   An amount equal to any unreimbursed reductions of the Class B
      Investor Amount, if any, due to: (i) Class B Investor Charge
      Offs; (ii) Reallocated Principal Collections; (iii)
      reallocations of the Class B Investor Amount to the Class A
      Investor Amount                                                                                $         -         175
176   Collateral Monthly Interest for the related Distribution Date plus Collateral Monthly Interest previously due but not paid
      to holders of the Collateral Interest plus additional interest                                 $   192,736         176
177   Servicing Fee due for the relevant Monthly Period and not paid above plus any amounts previously due but not distributed to
      the Servicer                                                                                   $   630,625         177
178   Collateral Interest Allocable Amount                                                           $   251,328         178
179   Any unreimbursed reductions of the Collateral Interest Amount, if any, due to: (i) Collateral Interest Charge Offs; (ii)
      Reallocated Principal Collections; (iii) reallocations of the
      Collateral Interest Amount to the Class A or Class B Investor
      Amount                                                                                         $         -         179
180   Excess of the Required Spread Account Amount over the
      available Spread Account Amount                                                                $         -         180
181   The aggregate of any other amounts, if any, then due to the
      Collateral Interest Holder                                                                     $         -         181
182   Shared Excess Finance Charge Collections                                                       $ 4,063,108         182

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                                                Determination of Monthly Principal
====================================================================================================================================

183   Available Principal Collections held in the Collection Account                                 $ 73,870,157        183
184   Controlled Deposit Amount for the Monthly Period                                               $          -        184
185   Deficit Controlled Accumulation Amount                                                         $          -        185
186   Principal Collections deposited for the Monthly Period                                         $          -        186

187   Class A Monthly Principal                                                                      $          -        187

188   Class B Monthly Principal (only after payout of Class A or the
      accumulation of the Class A Investor Amount)                                                   $          -        188
189   Available Principal Collections held in the Collection Account less portion of such Collections applied to Class A Monthly
      Principal                                                                                      $ 73,870,157        189
190   Controlled Deposit Amount less Class A Monthly Principal                                       $          -        190

191   Collateral Interest Monthly Principal (only after payout of
      Class A and Class B or the accumulation of the Class A and
      Class B Investor Amount)                                                                       $          -        191
192   Available Principal Collections held in the Collection Account less portion of such Collections applied to Class A and Class
      B Monthly Principal                                                                            $ 73,870,157        192
193   Controlled Deposit Amount less Class A and Class B Monthly
      Principal                                                                                      $          -        193

                                                                                                                         Page 3 of 5

                                                                                                                       Series 1999-1
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                                                 Reallocated Principal Collections
====================================================================================================================================
194   Reallocated Principal Collections                                                             $           -        194
195   Collateral Subordinated Principal Collections (to the extent
      needed to fund Required Amounts)                                                              $           -        195
196   Class B Subordinated Principal Collections (to the extent
      needed to fund Required Amounts)                                                              $           -        196

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                                Investor Default Amounts, Adjustment Amounts, and Allocable Amounts
====================================================================================================================================

                                                                        %                              Amount
                                                                      ------                         ------------
197   Series 1999-1 Default Amount                                    31.38%      197(a)             $  1,396,420        197(b)
198   Class A Investor Default Amount                                 23.22%      198(a)             $  1,033,360        198(b)
199   Class B Investor Default Amount                                  2.51%      199(a)             $    111,732        199(b)
200   Collateral Interest Default Amount                               5.65%      200(a)             $    251,328        200(b)

201   Series 1999-1 Adjustment Amount                                                                $          -        201
202   Class A Adjustment Amount                                                                      $          -        202
203   Class B Adjustment Amount                                                                      $          -        203
204   Collateral Interest Adjustment Amount                                                          $          -        204

205   Series 1999-1 Allocable Amount                                                                 $  1,396,420        205
206   Class A Allocable Amount                                                                       $  1,033,360        206
207   Class B Allocable Amount                                                                       $    111,732        207
208   Collateral Interest Allocable Amount                                                           $    251,328        208

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                                                         Required Amounts
====================================================================================================================================

209   Class A Required Amount                                                                        $         -         209
210   Class A Monthly Interest for current Distribution Date                                         $ 1,012,667         210
211   Class A Monthly Interest previously due but not paid                                           $         -         211
212   Class A Additional Interest for prior Monthly Period or
      previously due but not paid                                                                    $         -         212
213   Class A Allocable Amount for current Distribution Date                                         $ 1,033,360         213
214   Class A Servicing Fee (if Saks Incorporated is no longer the
      Servicer)                                                                                      $         -         214

215   Class B Required Amount                                                                        $         -         215
216   Class B Monthly Interest for current Distribution Date                                         $   114,969         216
217   Class B Monthly Interest previously due but not paid                                           $         -         217
218   Class B Additional Interest for prior Monthly Period or
      previously due but not paid                                                                    $         -         218
219   Class B Servicing Fee (if Saks Incorporated is no longer the
      Servicer)                                                                                      $         -         219
220   Excess of Class B Allocable Amount over funds available to
      make payments                                                                                  $         -         220

221   Collateral Interest Required Amount                                                            $         -         221
222   Collateral Monthly Interest for current Distribution Date                                      $   192,736         222
223   Collateral Monthly Interest previously due but not paid                                        $         -         223
224   Collateral Interest Additional Interest for prior Monthly
      Period or previously due but not paid                                                          $         -         224
225   Collateral Servicing Fee (if Saks Incorporated is no longer
      the Servicer)                                                                                  $         -         225
226   Excess of Collateral Interest Allocable Amount over funds
      available to make payments                                                                     $         -         226

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                                                   Reduction of Investor Amounts
====================================================================================================================================

      Class A
      -------
227   Class A Investor Amount reduction                                                              $         -         227
228   Class A Investor Charge Off                                                                    $         -         228

      Class B
      -------
229   Class B Investor Amount reduction                                                              $         -         229
230   Class B Investor Charge Off                                                                    $         -         230
231   Reductions of the Class B Investor Amount due to Class A
      Allocable Amount                                                                               $         -         231
232   Reallocated Principal Collections applied to Class A
                                                                                                     $         -         232

                                                                                                                         Page 4 of 5

                                                                                                                       Series 1999-1

      Collateral Interest
      -------------------
233   Collateral Interest Amount reduction                                                           $          -        233
234   Collateral Interest Charge Off                                                                 $          -        234
235   Reductions of the Collateral Interest Amount due to Class A
      and Class B Allocable Amounts                                                                  $          -        235
236   Reallocated Principal Collections applied to Class A and Class B                               $          -        236

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                                                           Servicing Fee
====================================================================================================================================

237   Series 1999-1 Servicing Fee                                                                    $    630,625        237
238   Class A Servicing Fee                                                                          $    466,667        238
239   Class B Servicing Fee                                                                          $     50,458        239
240   Collateral Interest Servicing Fee                                                              $    113,500        240

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                                                          Reserve Account
====================================================================================================================================

241   Required Reserve Account Amount (if applicable)                                                     N/A            241
242   Reserve Account reinvestment rate (if applicable)                                                   N/A            242
243   Reserve Account reinvestment earnings                                                          $          -        243
244   Reserve Account balance                                                                        $          -        244

245   Accumulation Period Length                                                                        3 months         245

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                                                           Excess Spread
====================================================================================================================================

246   Portfolio Yield for Monthly Period (excluding Shared Excess
      Finance Charge Collections from other Series)                                                       19.07%         246
247   Base Rate for Monthly Period                                                                         6.05%         247
248   Portfolio Yield minus Base Rate for such Monthly Period                                             13.02%         248
249   Three month average of Portfolio Yield minus Base Rate                                              11.76%         249


      IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of July, 2001.

      Saks Incorporated,
      as Servicer

      By /s/ Scott A. Honnold
         --------------------------------

      Name:  Scott A. Honnold
      Title: Vice President and Treasurer

                                                                     Page 5 of 5